UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2012, US Airways, Inc. (the “Company”), Wilmington Trust Company, as subordination agent and pass through trustee under certain pass through trusts newly formed by the Company (the “Trustee”), Wells Fargo Bank Northwest, National Association, as escrow agent under the Escrow Agreements (as defined below), and Wilmington Trust Company, as paying agent under the Escrow Agreements, entered into the Note Purchase Agreement, dated as of May 14, 2012 (the “Note Purchase Agreement”). The Note Purchase Agreement provides for future issuance by the Company of equipment notes in the aggregate amount of $623,379,000 (the “Equipment Notes”) to refinance two (2) Airbus aircraft currently owned by the Company and to finance the purchase of an additional twelve (12) Airbus aircraft scheduled to be delivered from September 2012 to March 2013 (collectively, the “Aircraft”). The payment obligations of the Company under the Equipment Notes are fully and unconditionally guaranteed by US Airways Group, Inc. Pursuant to the Note Purchase Agreement, at the financing of each Aircraft, the Trustee will purchase Equipment Notes issued under a Trust Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to such Aircraft to be entered into by the Company and Wilmington Trust Company, as indenture trustee.

Each Indenture contemplates the issuance of Equipment Notes in three series: Series A, bearing interest at the rate of 5.900% per annum, Series B, bearing interest at the rate of 8.000% per annum, and Series C, bearing interest at the rate of 9.125% per annum in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $379,785,000, in the case of Series A, $124,958,000, in the case of Series B, and $118,636,000 in the case of Series C. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2012-1, Class A, Class B and Class C (collectively, the “Certificates” and each class of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of May 14, 2012, among Wells Fargo Bank Northwest, National Association, as escrow agent, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters, and Wilmington Trust Company, as pass through trustee and as paying agent (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Natixis S.A., acting through its New York Branch, under a Deposit Agreement corresponding to each Class of Certificates.

The interest on the Equipment Notes and the escrowed funds is payable semiannually on each April 1 and October 1, beginning on October 1, 2012. The principal payments on the Equipment Notes are scheduled on April 1 and October 1 in certain years, beginning on April 1, 2013. The final payments will be due on October 1, 2024, in the case of the Series A Equipment Notes, October 1, 2019, in the case of the Series B Equipment Notes, and October 1, 2015, in the case of the Series C Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain Events of Default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-163463) (the “Registration Statement”). For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in (i) the Company’s final Prospectus Supplement offering the Class A and Class B Certificates, dated April 30, 2012 (the “Class A/B Prospectus Supplement”), to the Prospectus, dated December 3, 2009, filed with the Securities and Exchange Commission on May 2, 2012 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and (ii) the Company’s final Prospectus Supplement offering the Class C Certificates, dated April 30, 2012 (the “Class C Prospectus Supplement”), to the Prospectus, dated December 3, 2009, filed with the Securities and Exchange Commission on May 2, 2012 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03 Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the final Class A/B Prospectus Supplement, dated April 30, 2012, to the Prospectus, dated December 3, 2009, relate to the offering of the Class A and Class B Certificates. The Registration Statement and the final Class C Prospectus Supplement, dated April 30, 2012, to the Prospectus, dated December 3, 2009, relate to the offering of the Class C Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS GROUP, INC.

Date: May 16, 2012	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS, INC.

Date: May 16, 2012	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Supplement No. 2012-1A-0, dated as of May 14, 2012, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.2	Trust Supplement No. 2012-1A-S, dated as of May 14, 2012, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.3	Trust Supplement No. 2012-1B-O dated as of May 14, 2012, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.4	Trust Supplement No. 2012-1B-S, dated as of May 14, 2012 between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.5	Trust Supplement No. 2012-1C-O dated as of May 14, 2012, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.6	Trust Supplement No. 2012-1C-S, dated as of May 14, 2012 between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.7	Revolving Credit Agreement (2012-1A), dated as of May 14, 2012, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Natixis S.A., as Liquidity Provider

4.8	Revolving Credit Agreement (2012-1B), dated as of May 14, 2012, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Natixis, S.A., as Liquidity Provider

4.9	Intercreditor Agreement, dated as of May 14, 2012, between Wilmington Trust Company, as Trustee, Natixis, S.A., as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.10	Amendment No. 1 to the Intercreditor Agreement (2012-1), dated as of May 14, 2012, between Wilmington Trust Company, as Trustee, Natixis, S.A., as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.11	Deposit Agreement (Class A), dated as of May 14, 2012, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Natixis S.A., acting through its New York Branch, as Depositary

4.12	Deposit Agreement (Class B), dated as of May 14, 2012, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Natixis S.A., acting through its New York Branch, as Depositary

4.13	Deposit Agreement (Class C), dated as of May 14, 2012, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Natixis S.A., acting through its New York Branch, as Depositary

4.14	Escrow and Paying Agent Agreement (Class A), dated as of May 14, 2012, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.15	Escrow and Paying Agent Agreement (Class B), dated as of May 14, 2012, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.16	Escrow and Paying Agent Agreement (Class C), dated as of May 14, 2012, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.17	Note Purchase Agreement, dated as of May 14, 2012, among US Airways, Inc., Wilmington Trust

Company, as Trustee, Wilmington Trust Company, as Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.18	Form of Participation Agreement (Participation Agreement between US Airways, Inc., as Owner, and Wilmington Trust Company, as Indenture Trustee and Subordination Agent) (Exhibit B to Note Purchase Agreement)

4.19	Form of Indenture (Trust Indenture and Security Agreement between US Airways, Inc., as Owner, and Wilmington Trust Company, as Indenture Trustee) (Exhibit C to Note Purchase Agreement)

4.20	Form of US Airways Pass Through Certificate, Series 2012-1A-O (included in Exhibit 4.1)

4.21	Form of US Airways Pass Through Certificate, Series 2012-1B-O (included in Exhibit 4.3)

4.22	Form of US Airways Pass Through Certificate, Series 2012-1C-O (included in Exhibit 4.5)

4.23	Guarantee, dated as of May 14, 2012, from US Airways Group, Inc.

5.1	Opinion of Latham & Watkins LLP, special counsel to US Airways, Inc. and US Airways Group, Inc.